[Front of Certificate]
Incorporated Under the Laws of the
State of Nevada

Number __________	Shares ____________

CUSIP NO. ____________

PSM Holding, Inc.

100,000,000 Authorized Shares $.001 Par Value Non-Assessable

THIS CERTIFIES THAT ________________________________________

IS THE RECORD HOLDER OF ____________________________________

Shares of PSM HOLDINGS, INC. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

__________________________	__________________________
Secretary	President
PSM Holdings, Inc.
Corporate
Seal
Nevada

[Back of Certificate]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNI GIFT MIN ACT . . . . . . . Custodian . . . . . . .
TEN ENT	as tenants by the entireties	(Cust) (Minor)
JT TEN	as joint tenants with right of	under Uniform Gifts to Minors
	survivorship and not as	Act . . . . . . . . . . . . . . .
	tenants in common	(State)
Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto
_____________________________
Please insert social security or other
identifying number of assignee

(Please print or typewrite name and address, including zip code, of assignee)

______________________________________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________________

NOTICE:
SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THIS PAGE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.